Exhibit 10.30

SEVENTH AMENDMENT
TO
RECEIVABLES PURCHASE AGREEMENT

          THIS SEVENTH AMENDMENT TO RECEIVABLES PURCHASE AGREEMENT (“Amendment”), dated as of May    , 2003, is among CGSF Funding Corporation, a Delaware corporation (“Seller”), McKesson Corporation, a Delaware corporation (formerly known as McKesson HBOC, Inc., the “Servicer”; the Servicer together with the Seller, the “Seller Parties” and each a “Seller Party”), the “Purchasers” party hereto, the “Managing Agents” party hereto, and Bank One, NA (formerly known as The First National Bank of Chicago, “Bank One”), as the collateral agent (the “Collateral Agent”). Defined terms used herein and not otherwise defined herein shall have the meaning given to them in the “Receivables Purchase Agreement” (as hereinafter defined).

          WHEREAS, the Seller, the Servicer, the funding entities parties thereto (the “Financial Institutions”), Preferred Receivables Funding Corporation (“PREFCO”), Falcon Asset Securitization Corporation (“Falcon”), Blue Ridge Asset Funding Corporation (“Blue Ridge”) and Liberty Street Funding Corp. (“Liberty Street”) (PREFCO, Falcon, Blue Ridge and Liberty Street being referred to collectively as the “Conduits”, and together with the Financial Institutions, the “Purchasers”), Bank One, Wachovia Bank, National Association (successor to Wachovia Bank, N.A.) and The Bank of Nova Scotia (collectively, the “Managing Agents”) and the Collateral Agent are parties to the Receivables Purchase Agreement dated as of June 25, 1999, as amended by the First Amendment thereto dated as of September 29, 1999, the Second Amendment thereto dated as of December 6, 1999, the Third Amendment and Waiver thereto dated as of June 16, 2000, the Fourth Amendment thereto dated as of June 15, 2001, the Fifth Amendment thereto dated as of June 14, 2002 and the Sixth Amendment thereto dated as of December 6, 2002 (the “Receivables Purchase Agreement”); and

          WHEREAS, the parties hereto have agreed to amend the Receivables Purchase Agreement on the terms and conditions set forth herein;

          NOW, THEREFORE, in consideration of the premises set forth above, and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:

          1. Amendment to the Receivables Purchase Agreement. Effective as of the date first above written and subject to the execution of this Amendment by the parties hereto and the satisfaction of the conditions precedent set forth in Section 2 below, the Receivables Purchase Agreement shall be and hereby is amended as follows:

          1.1. Section 7.2(b) of the Receivables Purchase Agreement is hereby deleted in its entirety and the following new Section 7.2(b) is substituted therefor:

     (b) Change in Payment Instructions to Obligors. Such Seller Party will not add or terminate any bank as a Collection Bank, or make any change in the instructions to Obligors regarding payments to be made to any Lock-Box or Collection Account, unless the Collateral Agent shall have received (i) at least ten (10) days before the proposed effective date therefor, written notice of such addition, termination or change; provided, however, that the Servicer may make changes in instructions to Obligors regarding payments if such new instructions require such Obligor to make payments to another existing Collection Account, and (ii) at least ten (10) days before the proposed effective date therefor (or such shorter prior period as may be agreed to by the Collateral Agent in its sole discretion), with respect to the addition of a Collection Bank or a Collection Account or Lock-Box, an executed Collection Account Agreement with respect to the new Collection Account or Lock-Box.

          1.2. Exhibit IV to the Receivables Purchase Agreement is hereby deleted in its entirety and the restated Exhibit IV attached hereto is substituted therefor.

          2. Conditions Precedent. This Amendment shall become effective as of the date above written if and only if the Managing Agents have received duly executed signature pages of this Amendment from each of the parties listed on the signature pages hereto.

          3. Representations and Warranties of the Seller Parties. Each of the Seller Parties hereby represents and warrants as follows:

          a. This Amendment and the Receivables Purchase Agreement, as amended hereby, constitute legal, valid and binding obligations of such Seller Party and are enforceable against such Seller Party in accordance with their terms.

          b. Upon the effectiveness of this Amendment, each Seller Party hereby reaffirms all representations and warranties made in the Receivables Purchase Agreement, and to the extent the same are not amended hereby, agrees that all such representations and warranties shall be deemed to have been remade as of the date of delivery of this Amendment, unless and to the extent that any such representation and warranty is stated to relate solely to an earlier date, in which case such representation and warranty shall be true and correct as of such earlier date.

          c. As of the date hereof and after giving effect to the terms of this Amendment, (i) there exists no Amortization Event or Potential Amortization Event and (ii) the Amortization Date has not occurred.

          4. Reference to and Effect on the Receivables Purchase Agreement.

          a. Upon the effectiveness of Section 1 hereof, on and after the date hereof, each reference in the Receivables Purchase Agreement to “this Receivables Purchase Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Receivables Purchase Agreement as amended hereby.

          b. The Receivables Purchase Agreement, as amended hereby, and all other documents, instruments and agreements executed and/or delivered in connection therewith, shall remain in full force and effect, and are hereby ratified and confirmed.

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          c. Except as expressly provided herein, the execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Managing Agents, the Financial Institutions or the Collateral Agent, nor constitute a waiver of any provision of the Receivables Purchase Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.

          5. Governing Law. This Amendment shall be governed by and construed in accordance with the internal laws (as opposed to the conflict of law provisions) of the State of New York.

          6. Headings. Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Amendment for any other purpose.

          7. Counterparts; Facsimile Signatures. This Amendment may be executed by one or more of the parties to the Amendment on any number of separate counterparts and all of said counterparts taken together shall be deemed to constitute one and the same instrument. A facsimile signature page hereto sent to the Collateral Agent (for the benefit of the Managing Agents) or the Collateral Agent’s counsel shall be effective as a counterpart signature provided each party executing such a facsimile counterpart agrees to deliver originals to the Collateral Agent (or its counsel) thereof.

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          IN WITNESS WHEREOF, this Amendment has been duly executed and delivered on the date first above written.

CGSF FUNDING CORPORATION, as the Seller

By:

Name:
Title:

McKESSON CORPORATION (formerly known as McKesson HBOC, Inc.), as the Servicer

By:

Name:
Title:

PREFERRED RECEIVABLES FUNDING CORPORATION, as a Conduit

By:

Authorized Signatory

FALCON ASSET SECURITIZATION CORPORATION, as a Conduit

By:

Authorized Signatory

BLUE RIDGE ASSET FUNDING CORPORATION, as a Conduit

By: Wachovia Bank, National Association, as Attorney-In-Fact

By:

Name:
Title:

Signature Page to Seventh Amendment
to McKesson RPA

LIBERTY STREET FUNDING CORP., as a Conduit

By:

Name:
Title:

BANK ONE, NA (Main Office Chicago) (formerly
known as The First National Bank of Chicago),
as a Committed Purchaser for PREFCO and Falcon, a
Financial Institution, a Managing Agent and as
Collateral Agent

By:

Name:
Title:

WACHOVIA BANK, NATIONAL ASSOCIATION (successor to Wachovia Bank, N.A.), as a Committed Purchaser for Blue Ridge, a Financial Institution and a Managing Agent

By:

Name:
Title:

THE BANK OF NOVA SCOTIA, as a Committed Purchaser for Liberty Street, a Financial Institution and a Managing Agent

By:

Name:
Title:

Signature Page to Seventh Amendment
to McKesson RPA

RESTATED EXHIBIT IV
TO RECEIVABLES PURCHASE AGREEMENT

EXHIBIT IV

NAMES OF COLLECTION BANKS; COLLECTION ACCOUNTS

	COLLECTION
	ACCOUNT
COLLECTION BANK	NUMBER	LOCK-BOX ADDRESS
Bank of America, N.A.	12338-33656	n/a

Bank of America, N.A.	12334-03156	#409521 Atlanta, GA 30384-9521

Bank of America, N.A.	12334-03137	#12748 12748 Collections Center Drive Chicago, IL 60693

Bank of America, N.A.	12331-12374	P.O. Box #848442 Dallas, TX 75284-8442

Bank of America, N.A.	12334-03151	File #57256 Los Angeles, CA 90074-7256

Fifth Third Bank	72906223	P.O. Box 631307 Cincinnati, OH 45263-1307

Wachovia Bank, National Association (f/k/a First Union National Bank)	2000001388389	P.O. Box 862013 Orlando, FL 32886-2013

U.S. Bank National Association (f/k/a/Mercantile Bank (f/k/a Firstar Bank Milwaukee, N.A.))	153691426990	P.O. Box 78865 Milwaukee, WI 53278-0865

AllFirst Bank (f/k/a First National Bank of Maryland)	19178327	P.O. Box 64638 Baltimore, MD 21264-4638

Bank One, NA (f/k/a The First National Bank of Chicago)	5114489	P.O. Box 73984 Chicago, IL 60673-7984

Bank One, NA (f/k/a The First National Bank of Chicago)	5114497	P.O. Box 730477 Dallas, TX 75373-0477

Bank One, NA (f/k/a The First National Bank of Chicago)	5114470	P.O. Box 100681 Pasadena, CA 91189-0681

Bank One, NA (f/k/a The First National Bank of Chicago)	5110939	P.O. Box 13451 Newark, NJ 07188-0451

Mellon Bank, N.A.	0378986 (and electronic lockbox 0047378)	P. O. Box 371648 Pittsburgh, PA 15251-7648

U.S. Bank National Association (f/k/a Mercantile Bank N.A.)	153691427006	P.O. Box 952331 St. Louis, MO 63195-2331

	COLLECTION
	ACCOUNT
COLLECTION BANK	NUMBER	LOCK-BOX ADDRESS
Wells Fargo (f/k/a Norwest Bank Minnesota, N.A.)	1018214174	Department #1070 Denver, CO 80291-1070

Wells Fargo (f/k/a Norwest Bank Minnesota, N.A.)	0755008	P.O. Box 1450 NW9024 Minneapolis, MN 55485-9024

U.S. Bank National Association	153505531530	P.O. Box 3646 Seattle, WA 98124-3646

Wachovia Bank, National Association (f/k/a Wachovia Bank, N.A.)	8733043871 (and various electronic lockboxes)	P.O. Box 75698 Charlotte, NC 28275-0698

Bank of Montreal/Harris Bank	3378957 (and electronic lockbox 3379070)	n/a